UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2018

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

a.
On June 27, 2018, Spirit Realty Capital, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). As of April 20, 2018, the record date for the 2018 Annual Meeting, there were 432,639,569 shares of common stock outstanding and entitled to vote at the 2018 Annual Meeting. The Company solicited proxies for the 2018 Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.

b.	At the 2018 Annual Meeting, the stockholders of the Company:

•	elected Kevin M. Charlton, Todd A. Dunn, Richard I. Gilchrist, Jackson Hsieh, Sheli Z. Rosenberg, Thomas D. Senkbeil and Nicholas P. Shepherd to the board of directors of the Company (the "Board")

•	ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	approved, on an advisory basis, the compensation of the Company's named executive officers.
The results of the matters voted upon at the 2018 Annual Meeting were as follows:
Proposal 1: Election of Directors as described in the Proxy Statement
Proposal 1 considered at the 2018 Annual Meeting was the election of seven directors to serve on the Board until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.
The nominees were elected with the following voting results:

Directors	Voted For	Votes Withheld	Broker Non-Votes
Kevin M. Charlton	345,793.538	18,129,916	31,917,936
Todd A. Dunn	358,078,759	5,844,695	31,917,936
Richard I. Gilchrist	355,838,885	8,084,569	31,917,936
Jackson Hsieh	359,192,387	4,731,067	31,917,936
Sheli Z. Rosenberg	356,884,644	7,038,810	31,917,936
Thomas D. Senkbeil	359,204,777	4,718,67	31,917,936
Nicholas P. Shepherd	357,305,281	6,618,173	31,917,936
Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2018 as described in the Proxy Statement

Proposal 2	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young	389,882,900	2,609,739	3,348,751	---
Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers as described in the Proxy Statement.

Proposal 3	Voted For	Voted Against	Abstentions	Broker Non-Votes
Advisory Executive Compensation vote	267,567,903	93,348,333	3,007,219	31,917,936
c. Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

Date: June 28, 2018	By:	/s/ Jay Young
Jay Young Executive Vice President, General Counsel and Secretary